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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 10, 2004
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      000-30997              84-1508866
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (973) 227-7168
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement.

      The Registrant entered into an employment agreement with Mr. Jose Antonio O'Daly, the Chairman of the Board of Directors and the Chief Science Officer, until December 31, 2007. Under the terms of his employment agreement, Mr. O'Daly is entitled to an annual base salary of $231,000 payable in arrears in bi-monthly installments, less statutory deductions (the "Base Salary") and an annual bonus of up to 25% of his Base Salary and based upon achievement of such goals and subject to such additional terms as may be determined by the Board of Directors. As a member of the Registrant's senior management team, Mr. O'Daly has been granted the option to purchase 728,000 shares of common stock of the Registrant with an initial exercise price of $0.70 per share. The options are fully vested and have a term of ten years.

      In the event of a voluntary termination for Good Reason or if Mr. O'Daly is terminated following a change in control or without Cause, he generally will receive, among other things, the following severance benefits: (a) an amount equal to two times his annual Base Salary established for the fiscal year in which the date of termination occurs and (b) an amount equal to two times his annual bonus award established for the fiscal year in which his date of termination occurs. In the event of a voluntary termination without Good Reason or if Mr. O'Daly is terminated with Cause, he will receive the following severance benefits: (a) an amount equal to his Base Salary for one year and (b) an amount equal to his one times his annual bonus award established for the fiscal year in which his date of termination occurs. The employment agreement includes certain non-competition and confidentiality provisions.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      The Registrant retained Mr. James Sharpe as its President and Chief Executive Officer and elected Mr. Sharpe as a member of the Board of Directors.

      Mr. Sharpe, prior to joining Astralis, served from 1999 to 2005 as President and founder of Ankyr Consulting, L.L.C, an independent consulting company focused on strategy, business development, finance, mergers, acquisitions and operations for healthcare and biotechnology companies. In early 1999, he served as President of Small Molecule Therapeutics, a privately owned drug discovery company. From 1997 to 1998, Mr. Sharpe served as Chief Operating Officer of FEI Technologies, Inc., a privately owned drug delivery company. From 1991 to 1996, Mr. Sharpe served as President and co-founder of GX BioSystems A/S, a privately owned biotechnology company focused on vaccines and biopesticides. Mr. Sharpe recently founded Metacine, Inc., a cancer vaccine company, based on dendritic cell technology, and co-founded Optigenix, Inc., a directed evolution company. Mr. Sharpe was also a participant in the founding of AthenaBio Technologies, Inc., which involved the merger of four companies including Optigenix. Mr. Sharpe has a B.S. in Chemistry from Union College, and a MBA in Marketing and Finance from the University of Rochester. He was a founding member of the Pennsylvania Biotechnology Association, where he served as President for two years and was a member of its Board of Directors for eight years. He also served for three years as a member of the Board of Governors of the Emerging Company Section of the Biotechnology Industry Association (BIO).

      As of February 15, 2005, the Registrant entered into an employment agreement with Mr. James Sharpe to serve as the Chief Executive Officer of the Registrant until January 15, 2007. Under the terms of his employment agreement, Mr. Sharpe is entitled to an annual base salary of $231,000 payable in arrears in bi-monthly installments, less statutory deductions (the "Base Salary") and an annual bonus of up to 25% of his Base Salary and based upon achievement of such goals and subject to such additional terms as may be determined by the Board of Directors. As a member of the Registrant's senior management team, Mr. Sharpe has been granted the option to purchase 728,000 shares of common stock of the Registrant, which will vest to the extent of 182,000 immediately and then an additional 182,000 shares per year on a cumulative basis until all options have vested. The options have an initial exercise price of $0.70 per share and have a term of ten years. In addition, on the first date of employment, Mr. Sharpe shall be issued 100,000 shares of common stock and on the date that is one year following the first date of employment, an additional 100,000 shares, which will be fully vested and fully paid on the date of issuance. Also, the Registrant will make the following payments to Mr. Sharpe: (a) $35,000, no later than January 15, 2006 and (b) an additional amount of not less than $35,000 and not more than $65,000 no later than January 15, 2007, provided however, that if prior to January 15, 2007, the cash balance of the Registrant falls below $350,000, the Registrant will immediately pay the minimum remaining amount to Mr. Sharpe.

      In the event that Mr. Sharpe is terminated after a change of control, he generally will receive, among other things, the following severance benefits:
(a) an amount equal to two times his annual Base Salary established for the fiscal year in which the date of termination occurs and (b) an amount equal to two times his annual bonus award established for the fiscal year in which his date of termination occurs. In the event Mr. Sharpe is terminated for Good Reason, without Cause, or non-renewal, he will generally receive the following severance benefits: (a) an amount equal to one times his annual Base Salary established for the fiscal year in which the date of termination occurs and (b) an amount equal to one times his annual bonus award established for the fiscal year in which the date of termination occurs. The employment agreement includes certain non-competition and confidentiality provisions.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTRALIS LTD.


Date: February 18, 2005               By: /s/ Jose Antonio O'Daly
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                                          Jose Antonio O'Daly
                                          Chairman of the Board of Directors